Exhibit 99.1

The Bancorp, Inc. Reports Third Quarter 2014 Financial Results

Wilmington, DE – October 30, 2014 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for third quarter 2014.

 Bancorp reported net income from continuing operations of $1.5 million for third quarter 2014 compared to net income of $2.2 million from continuing operations in third quarter 2013, and respective diluted earnings per share of $.04 and $.06.  Pre tax income from continuing operations amounted to $1.5 million for third quarter 2014, and reflected $2.7 million of Bank Secrecy Act and look back consulting expenses. Income from continuing operations does not include any income which would result upon the reinvestment of the proceeds of the planned sale of $1.2 billion of commercial loans as explained in the chief executive officer’s comments below. As a result of discontinued operations in third quarter 2014, Bancorp recorded a loss of $16.8 million or $.45 diluted loss per share for that period, compared to net income of $4.8 million or $.13 diluted earnings per share in third quarter 2013.

Financial Highlights

Discontinued Operations:

•
Bancorp has decided to discontinue its commercial lending operations. The loans which constitute that portfolio are in the process of disposition. This represents a strategic continuation of the shift to a focus on Bancorp’s specialty lending including small fleet leasing, security backed lines of credit (“SBLOC”), CMBS origination and SBA lending. The discontinuance resulted in a charge to earnings of $18.3 million, net of tax.

Continuing Operations:

•	44% increase in net interest income to $15.4 million compared to $10.7 million in third quarter 2013.

•	21% increase in prepaid card fees to $12.3 million compared to $10.2 million in third quarter 2013.

•	33% increase in card processing and ACH fees to $1.4 million.

•	Increases over prior year targeted loan balances: SBA lending 65%, SBLOC 44%, Leasing 14%.
Loans in continuing operations and loans held for sale totaled $1.0 billion at September 30, 2014.

•	Tax equivalent yield on earning assets increased to 2.65% compared to 2.19% in third quarter 2013.

•	Tier one capital to assets, tier one capital to risk assets and total capital to risk assets were 8.10%, 12.95% and 13.11%, compared to well capitalized minimums of 5%, 6% and 10%.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “As part of our strategic evaluation of the asset composition of the bank, we have decided to replace our commercial lending with a greater emphasis on the specialty lending segments which we have been describing over the last 12 months - small fleet leasing, security backed lines of credit and SBA lending. As a result of our greater emphasis on these targeted specialty lending segments, they have experienced substantial 12 month over 12 month growth rates as follows: SBA 65%, SBLOC (Security Backed Lines of Credit) 44% and leasing 14%.  At September 30, 2014, the total outstanding for these continuing lines and the CMBS loans held for sale, on which we also earn a spread, exceeded one billion dollars. Our decision was based upon our expectation that the specialty lending segments will provide better risk adjusted yields, greater granularity compared to various types of commercial lending and, thus, a more predictable earnings stream. During the transition of our commercial lending operation to our targeted specialty lending operations, we expect that, on an interim basis, our investment securities portfolio will expand.

In connection with the discontinuance of our commercial loan portfolio and the resulting charge to earnings, an independent third party expert has provided a fair value analysis of the commercial loan portfolio for purposes of reflecting discontinued assets on our balance sheet. This analysis resulted in a valuation of the approximate $1.2 billion discontinued portfolio, and the related valuation adjustment and the operations of this segment are reflected in the quarterly loss of $16.8 million. This valuation is an estimate only, based on current circumstances and the actual sales price could be significantly greater or lesser than the estimate, which could materially affect results of operations in future quarters. We have commenced the process of seeking buyers for our commercial loan portfolio. The income and other financial statements segregate discontinued operations from continuing operations. While continuing operations exclude interest income on the commercial loan portfolio, that line item does not include any income from reinvestment of proceeds from the sale of the commercial loan portfolio. Based upon the current interest rate environment, our investment advisor has modeled portfolio reinvestment at a 1.75% yield; however, that yield could be materially more or less at the actual time of reinvestment, as a result of the then-current interest rate environment, the sectors in which we invest or other economic factors.  Book value at September 30, 2014 amounted to $9.45 compared to $9.39 at September 30, 2013. The Bank remains well capitalized.”

Financial Results

Bancorp reported net income from continuing operations of $1.5 million for third quarter 2014 compared to net income of $2.2 million from continuing operations in third quarter 2013, and respective diluted earnings per share of $.04 and $.06.
After discontinued operations, Bancorp reported net loss to common shareholders for the three months ended September 30, 2014 of $16.8 million, or loss per share of $0.45, based on 37,708,862 weighted average shares outstanding, compared to net income available to common shareholders of $4.8 million, or diluted earnings per share of $0.13, based on 38,283,317 weighted average diluted shares outstanding, for the three months ended September 30, 2013.  The $16.8 million loss reflected a 51% effective income tax benefit based upon an estimated annualized tax rate.  That tax rate exceeds the 35% statutory tax rate primarily due to the impact of tax exempt municipal bond interest.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:00 AM EDT Friday, October 31, 2014 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 877.280.4962, access code 69319357.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, November 7, 2014 by dialing 888.286.8010, access code 19205886.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services both directly and through private-label affinity programs.

Forward-Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$15,380	$10,676	$44,118	$29,370
Provision for loan and lease losses	965	379	3,420	461
Non-interest income
Service fees on deposit accounts	1,640	1,238	4,146	3,296
Card payment and ACH processing fees	1,369	1,027	3,989	2,940
Prepaid card fees	12,307	10,177	38,673	33,682
Gain on sale of loans	2,772	4,739	13,468	12,665
Gain (loss) on sales of investment securities	(35)	42	365	785
Other than temporary impairment of investment securities	-	-	-	(20)
Leasing income	840	624	2,236	1,853
Debit card income	414	158	1,296	555
Affinity fees	649	722	1,851	2,428
Other non-interest income	299	449	1,217	1,936
Total non-interest income	20,255	19,176	67,241	60,120
Non-interest expense
Bank Secrecy Act and lookback consulting expenses	2,749	-	4,918	-
Other non-interest expense	30,386	26,384	93,437	74,686
Total non-interest expense	33,135	26,384	98,355	74,686
Income from continuing operations before income tax expense	1,535	3,089	9,584	14,343
Income tax expense	45	935	282	4,344
Net income from continuing operations	1,490	2,154	9,302	9,999
Net income (loss) from discontinued operations, net of tax	(18,295)	2,634	(25,471)	7,787
Net income (loss) available to common shareholders	$(16,805)	$4,788	$(16,169)	$17,786

Net income per share from continuing operations - basic	$0.04	$0.06	$0.25	$0.27
Net income (loss) per share from discontinued operations - basic	$(0.49)	$0.07	$(0.68)	$0.21
Net income (loss) per share - basic	$(0.45)	$0.13	$(0.43)	$0.48

Net income per share from continuing operations - diluted	$0.04	$0.06	$0.25	$0.26
Net income (loss) per share from discontinued operations - diluted	$(0.49)	$0.07	$(0.68)	$0.21
Net income (loss) per share - diluted	$(0.45)	$0.13	$(0.43)	$0.47
Weighted average shares - basic	37,708,862	37,440,838	37,698,759	37,359,230
Weighted average shares - diluted	37,708,862	38,283,317	37,698,759	37,978,108

Balance sheet	September 30,	June 30,	December 31,	September 30,
	2014	2014	2013	2013
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$9,913	$13,288	$31,890	$30,056
Interest earning deposits at Federal Reserve Bank	430,117	441,422	1,196,515	657,618
Securities sold under agreements to resell	55,450	15,906	7,544	40,811
Total cash and cash equivalents	495,480	470,616	1,235,949	728,485

Investment securities, available-for-sale, at fair value	1,442,049	1,459,626	1,253,117	1,083,154
Investment securities, held-to-maturity	96,951	97,130	97,205	97,459
Loans held for sale, at fair value	136,115	154,474	69,904	25,557
Loans, net of deferred fees and costs	866,765	812,164	655,320	636,038
Allowance for loan and lease losses	(4,390)	(4,082)	(2,164)	(2,516)
Loans, net	862,375	808,082	653,156	633,522
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	3,409	3,409	3,209	3,209
Premises and equipment, net	17,536	16,236	15,659	14,252
Accrued interest receivable	11,272	10,692	8,747	8,157
Intangible assets, net	6,573	6,988	7,612	6,253
Other real estate owned	725	-	-	-
Deferred tax asset, net	41,601	24,606	30,415	26,434
Assets held for sale	1,143,380	1,227,215	1,299,914	1,345,530
Other assets	39,046	36,089	31,178	28,271
Total assets	$4,296,512	$4,315,163	$4,706,065	$4,000,283

Liabilities:
Deposits
Demand and interest checking	$3,412,593	$3,424,719	$3,585,241	$2,923,591
Savings and money market	241,518	226,085	434,834	407,179
Time deposits	24	24	142	142
Time deposits, $100,000 and over	-	-	100	101
Total deposits	3,654,135	3,650,828	4,020,317	3,331,013

Securities sold under agreements to repurchase	21,496	17,481	21,221	22,057
Accrued interest payable	-	-	-	73
Subordinated debenture	13,401	13,401	13,401	13,401
Liabilities held for sale	227,898	231,587	253,203	238,614
Other liabilities	23,194	29,371	38,319	41,792
Total liabilities	$3,940,124	$3,942,668	$4,346,461	$3,646,950

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,808,862 and 37,720,945 shares issued at September 30, 2014 and 2013, respectively	37,809	37,809	37,721	37,721
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	297,122	296,523	294,576	292,715
Retained earnings	10,955	27,763	27,615	20,291
Accumulated other comprehensive income	11,368	11,266	558	3,472
Total shareholders' equity	356,388	372,495	359,604	353,333

Total liabilities and shareholders' equity	$4,296,512	$4,315,163	$4,706,065	$4,000,283

Average balance sheet and net interest income	Three months ended September 30, 2014			Three months ended September 30, 2013
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$907,691	$9,032	3.98%	$658,139	$7,058	4.29%
Leases - bank qualified*	16,706	218	5.22%	17,894	260	5.81%
Investment securities-taxable	1,029,544	5,311	2.06%	837,700	4,057	1.94%
Investment securities-nontaxable*	526,393	4,858	3.69%	297,301	2,040	2.74%
Interest earning deposits at Federal Reserve Bank	477,609	285	0.24%	702,492	438	0.25%
Federal funds sold/securities purchased under agreement to resell	31,153	105	1.35%	44,289	157	1.42%
Net interest earning assets	2,989,096	19,809	2.65%	2,557,815	14,010	2.19%

Allowance for loan and lease losses	(8,473)			(4,850)
Assets held for sale	1,227,796	12,689	4.13%	1,355,442	13,618	4.02%
Other assets	85,541			76,321
	$4,293,960			$3,984,728

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,389,692	$2,233	0.26%	$2,881,927	$1,999	0.28%
Savings and money market	221,604	290	0.52%	352,831	402	0.46%
Total deposits	3,611,296	2,523	0.28%	3,234,758	2,401	0.30%

Repurchase agreements	18,396	13	0.28%	19,771	13	0.26%
Subordinated debt	13,401	116	3.46%	13,401	115	3.43%
Total deposits and interest bearing liabilities	3,643,093	2,652	0.29%	3,267,930	2,529	0.31%

Liabilities held for sale	272,220	112	0.16%	369,576	177	0.19%
Other liabilities	14,585			2,896
Total liabilities	3,929,898			3,640,402

Shareholders' equity	364,062			344,326
	$4,293,960			$3,984,728
Net interest income on tax equivalent basis*		$29,734			$24,922

Tax equivalent adjustment		1,776			805

Net interest income		$27,958			$24,117
Net interest margin *			2.81%			2.53%

* Full taxable equivalent basis using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Nine months ended September 30, 2014			Nine months ended September 30, 2013
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$858,829	$25,977	4.03%	$611,251	$20,025	4.37%
Leases - bank qualified*	17,756	708	5.32%	15,376	668	5.79%
Investment securities-taxable	1,037,344	15,804	2.03%	785,973	11,345	1.92%
Investment securities-nontaxable*	459,508	12,613	3.66%	210,678	4,499	2.85%
Interest earning deposits at Federal Reserve Bank	793,560	1,460	0.25%	960,220	1,781	0.25%
Federal funds sold/securities purchased under agreement to resell	28,612	296	1.38%	32,897	279	1.13%
Net interest-earning assets	3,195,609	56,858	2.37%	2,616,395	38,597	1.97%

Allowance for loan and lease losses	(3,492)			(2,359)
Assets held for sale	1,285,922	38,732	4.02%	1,350,838	41,615	4.11%
Other assets	96,627			75,955
	$4,574,666			$4,040,829

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,569,670	$6,721	0.25%	$2,933,218	$5,725	0.26%
Savings and money market	271,621	976	0.48%	349,437	1,222	0.47%
Total deposits	3,841,291	7,697	0.27%	3,282,655	6,947	0.28%

Short-term borrowings	7	-	0.00%	-	-	0.00%
Repurchase agreements	17,262	37	0.29%	17,545	39	0.30%
Subordinated debt	13,401	344	3.42%	13,401	433	4.31%
Total deposits and interest bearing liabilities	3,871,961	8,078	0.28%	3,313,601	7,419	0.30%

Liabilities held for sale	308,465	410	0.18%	375,131	605	0.22%
Other liabilities	16,839			7,963
Total liabilities	4,197,265			3,696,695

Shareholders' equity	377,401			344,134
	$4,574,666			$4,040,829
Net interest income on tax equivalent basis*		87,102			72,188

Tax equivalent adjustment		4,662			1,808

Net interest income		$82,440			$70,380
Net interest margin *			2.59%			2.41%

* Fully taxable equivalent basis using a 35% statutory tax rate
** Includes loans held for sale.

Allowance for loan and lease losses:	Nine months ended		Year ended
	September 30,	September 30,	December 31,
	2014	2013	2013
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period (1)	$2,163	$2,381	$2,381

Loans charged-off:
SBA non real estate, student loan commercial and commercial mortgage	42	2	44
SBA construction	-	-	-
Direct lease financing	323	-	30
SBLOC and other consumer loans	846	354	446
Total	1,211	356	520

Recoveries:
SBA non real estate, student loan commercial and commercial mortgage	-	-	-
SBA construction	-	-	-
Direct lease financing	-	8	8
SBLOC and other consumer loans	18	22	53
Total	18	30	61
Net charge-offs	1,193	326	459
Provision charged to operations	3,420	461	241

Balance in allowance for loan and lease losses at end of period	$4,390	$2,516	$2,163
Net charge-offs/average loans	0.14%	0.05%	0.07%
Net charge-offs/average loans (annualized)	0.18%	0.07%	0.07%
Net charge-offs/average assets	0.03%	0.01%	0.01%
(1) Excludes activity from assets held for sale

Loan portfolio:	September 30,	June 30,	December 31,	September 30,
	2014	2014	2013	2013
	(dollars in thousands)

SBA non real estate and student loan commercial	$96,079	$97,445	$53,391	$59,325
SBA commercial mortgage	95,492	90,316	75,666	62,911
SBA construction	16,472	9,936	51	-
Total commercial loans	208,043	197,697	129,108	122,236
Direct lease financing	201,825	185,877	175,610	177,797
SBLOC and other consumer loans	448,497	420,421	345,703	331,697
	858,365	803,995	650,421	631,730
Unamortized loan fees and costs	8,400	8,169	4,899	4,308
Total loans, net of deferred loan fees and costs	$866,765	$812,164	$655,320	$636,038
         (1) Security backed lines of credit

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital
	to average assets	to risk-weighted assets	to risk-weighted assets
As of September 30, 2014
Bancorp	8.10%	12.95%	13.11%
The Bancorp Bank	7.51%	12.03%	12.19%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2013
Bancorp	8.58%	14.57%	15.83%
The Bancorp Bank	6.72%	11.40%	12.66%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
Selected operating ratios:
Return on average assets (annualized)	nm	0.48%	nm	0.59%
Return on average equity (annualized)	nm	5.52%	nm	6.91%
Net interest margin	2.81%	2.53%	2.59%	2.41%
Book value per share	$9.45	$9.39	$9.45	$9.39

	September 30,	June 30,	December 31,	September 30,
	2014	2014	2013	2013
Asset quality ratios:
Nonperforming loans to total loans (1)	0.55%	0.43%	0.25%	0.28%
Nonperforming assets to total assets (1)	0.13%	0.08%	0.03%	0.05%
Allowance for loan and lease losses to total loans	0.51%	0.50%	0.33%	0.40%

Nonaccrual loans	$4,495	$3,413	$1,524	$1,602
Other real estate owned	725	-	-	-
Total nonperforming assets	$5,220	$3,413	$1,524	$1,602

Loans 90 days past due still accruing interest	$264	$119	$110	$204

	Three months ended
	September 30,	June 30,	December 31,	September 30,
	2014	2014	2013	2013
Gross dollar volume (GDV):
Prepaid card GDV	$9,323,312	$10,025,213	$7,720,554	$7,178,533

(1) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.